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   As filed with the Securities and Exchange Commission on November 25, 1997
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 20, 1997


                       ERP OPERATING LIMITED PARTNERSHIP
              (Exact Name of Registrant as Specified in Charter)


            Illinois                       0-24920               36-3894853
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


           Two North Riverside Plaza, Suite 400
                    Chicago, Illinois                            60606
         (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code:  (312) 474-1300

                                Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  Financial Statements, Pro forma Financial Information and Exhibits


          Exhibit
          Number           Exhibit
          -------          -------

             1 Terms Agreement dated November 20, 1997 which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-12213, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

             5 Opinion of Rosenberg & Liebentritt, P.C., which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-12213, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ERP OPERATING LIMITED PARTNERSHIP

                              By: EQUITY RESIDENTIAL PROPERTIES TRUST, its general partner


Date:  November 25, 1997      By:  /s/ Bruce C. Strohm
                                   -------------------
                                   Bruce C. Strohm, Secretary,
                                   Executive Vice President and
                                   General Counsel

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